Exhibit 10(i)

AMENDMENT NO. 6 TO
AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of August 29, 2002

By and Among

COOPER TIRE & RUBBER COMPANY
a Delaware corporation

and

THE BANKS
a Party hereto

and

PNC BANK, NATIONAL ASSOCIATION
as the Agent

and

BANK OF AMERICA, N.A.
as a Syndication Agent

and

NATIONAL CITY BANK
as a Documentation Agent,
and

PNC CAPITAL MARKETS, INC.,
as Sole Arranger

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ARTICLE III MISCELLANEOUS	20
Section 3.01. Ratification of Terms	20
Section 3.02. References	20
Section 3.03. Counterparts	20
Section 3.04. Capitalized Terms	20
Section 3.05. Conditions Precedent	20
Section 3.06. Amendment Effective Date	23
Section 3.07. Certain Taxes	23
Section 3.08. Costs and Expenses	23
Section 3.09. Severability	23
Section 3.10. Governing Law	23
Section 3.11. Headings	23

Exhibits

Exhibit “H” — Form of Term Note

Schedule

Schedule 3.1b — Subsidiaries

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AMENDMENT NO. 6 TO
AMENDED AND RESTATED CREDIT AGREEMENT

     THIS AMENDMENT NO. 6 TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 29, 2002 (this “Amendment No. 6”), by and among COOPER TIRE & RUBBER COMPANY, a Delaware corporation (as more fully defined in the Existing Credit Agreement referred to below, the “Borrower”), and the Banks (as defined in the Existing Credit Agreement) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as the issuer of letters of credit under the Existing Credit Agreement and as agent for the Banks under the Existing Credit Agreement (in such capacity, as more fully defined in the Existing Credit Agreement, as the “Agent”), amends that certain Amended and Restated Credit Agreement dated as of September 1, 2000, by and among the Borrower, the Banks and the Agent (such Credit Agreement is herein referred to as the “Original Credit Agreement”), as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of March 27, 2001 (the “Amendment No. 1”), that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of August 30, 2001 (the “Amendment No. 2”), that Amendment No. 3 to Amended and Restated Credit Agreement dated as of and effective nunc pro tunc as of September 30, 2001, (the “Amendment No. 3”), that Amendment No. 4 to Amended and Restated Credit Agreement dated as of December 1, 2001 but effective nunc pro tunc as of September 30, 2001 (the “Amendment No. 4”), and that Amendment No. 5 to Amended and Restated Credit Agreement dated as of December 21, 2001 (the “Amendment No. 5”; and the Original Credit Agreement, as amended by the Amendment No. 1, the Amendment No. 2, Amendment No. 3, the Amendment No. 4 and Amendment No. 5, is herein referred to as the “Existing Credit Agreement”).

WITNESSETH:

     WHEREAS, the Borrower has requested an amendment of certain covenants contained in the Existing Credit Agreement; and the Banks and the Agent have agreed to certain amendments to the Existing Credit Agreement upon the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the premises (each of which is incorporated herein by reference), the Borrower, the Banks and the Agent, intending to be legally bound hereby, agree as follows:

ARTICLE I
AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Section 1.01. Amendment to the Designation of Certain Parties to the Existing Credit Agreement. Bank of America, N.A., is hereby designated as a Syndication Agent under the Existing Credit Agreement and National City Bank is hereby designated as a Documentation Agent.

     Section 1.02. Amendments to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended as follows.

(a) The following definitions set forth in Section 1.1 of the Existing Credit Agreement are amended and restated in its entirety to read as follows:

“Bid Rate Interest Period” shall mean any individual period of seven (7) to two hundred seventy (270) days commencing on the date of the extension of the relevant Bid Rate Loan; provided, however, that no Bid Rate Interest Period shall extend beyond the Business Day immediately preceding (A) the Termination Date in the case of a Disbursement under the Long Term Revolving Credit Commitment, or (B) the Maturity Date in the case of a Disbursement under the Short Term Revolving Credit Commitment.

“Facility Fee” shall mean as of any Date of Determination the sum of (i) the Long Term Facility Fee Rate multiplied by the Long Term Revolving Credit Commitment, (ii) the Short Term Facility Fee Rate multiplied by the Short Term Revolving Credit Commitment, and (iii) if applicable, the Short Term Facility Fee Rate multiplied by the outstanding balance of the Term Loans.

“Loan Documents” shall mean this Agreement, the Notes, the Requests for Disbursement, the Amendment No. 1 Loan Documents, the Amendment No. 2 Loan Documents, the Amendment No. 3 Loan Documents, the Amendment No. 4 Loan Documents, the Amendment No. 5 Loan Documents, the Amendment No. 6 Loan Documents and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith; and “Loan Document” shall mean any of the Loan Documents.

“Long Term Revolving Credit Loan” shall mean Disbursements made by the Banks under the Long Term Revolving Credit Commitment, which Disbursements in the aggregate shall not exceed more than $175,000,000 at any one time outstanding.

“Maturity Date” shall mean (i) August 28, 2003, (ii) such later date as is agreed to by the Banks pursuant to Section 2.2c hereof, (iii) such earlier date on which the Short Term Revolving Credit Commitment shall terminate pursuant to Section 2.4 or (iv) such earlier date when, pursuant to Article VII hereof, the Short Term Revolving Credit Commitment shall terminate.

“Note” shall mean any of the Long Term Revolving Credit Notes, the Short Term Revolving Credit Notes, the Bid Rate Notes, the Term Notes or the Swingline Notes.

“Pro Rata” shall mean (i) as to amounts due to or from any Bank (A) with respect to advances from or repayments to the Banks under the Long Term Revolving Credit Commitment, each such Bank’s Long Term Revolving Credit Commitment Percentage of such advances or repayments, (B) with respect to advances from or repayment to the Banks under the Short Term Revolving Credit Commitment, each such Bank’s Short Term Revolving Credit Commitment Percentage of such advances or repayments, (C) with respect to any conversion of outstanding Short Term Revolving Credit Loans to Terms Loans pursuant to Section 2.2f hereof, or repayment of the Term

Loans to the Banks, each such Bank’s Short Term Revolving Credit Commitment Percentage of such conversion or repayments, and (D) with respect to the advances from or repayments to Bid Rate Banks their respective proportionate shares of each such Bid Rate Loan and (ii) with respect to all fees or costs due the Banks hereunder, an amount equal to each such Bank’s (A) Long Term Revolving Credit Commitment Percentage at the Date of Determination, or (B) Short Term Revolving Credit Commitment Percentage at the Date of Determination as the case may be.

“Short Term Revolving Credit Loans” shall mean Disbursements made by the Banks under the Short Term Revolving Credit Commitment which Disbursements in the aggregate shall not exceed more than $175,000,000 at any one time outstanding.

“Termination Date” shall mean (i) initially, August 31, 2007, (ii) such earlier date on which the Long Term Revolving Credit Commitment shall terminate pursuant to Section 2.4 and the Long Term Revolving Credit Loans then outstanding shall be paid in full in accordance with Section 2.1e, (iii) such later date as is agreed to by the Borrower and the Banks pursuant to Subsection 2.1c hereof at which time the Long Term Revolving Credit Commitment shall terminate and the Long Term Revolving Credit Loans then outstanding shall be paid in full in accordance with Section 2.1e, or (iv) such date when, pursuant to Article VII hereof, the Long Term Revolving Credit Commitment shall terminate.

(b) The following definitions are hereby added to Section 1.1 of the Existing Credit Agreement and shall be inserted in their correct alphabetical order:

“Amendment No. 6” shall mean that certain Amendment No. 6 to Credit Agreement dated as of August 29, 2002, by and among the Borrower, the Agent and the Banks.

“Amendment No. 6 Closing Date” shall mean August 29, 2002.

“Amendment No. 6 Existing Banks” shall mean each of PNC Bank, National Association, National City Bank, Bank One, NA, successor by merger to Bank One, Michigan, JP Morgan Chase Bank, The Bank of New York, Bank of America, N.A., Fifth Third Bank, Northwestern Ohio, N.A., and SunTrust Bank .

“Amendment No. 6 Loan Documents” shall mean the Amendment No. 6, the Notes delivered in connection with the Amendment No. 6 and any other documents delivered or contemplated to be delivered thereunder or in connection therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith; and the term “Amendment No. 6 Loan Document” shall mean any of the Amendment No. 6 Loan Documents.

“Applicable Term Loan Margin” shall mean for each Term Loan the rate per annum determined from time to time based upon the Ratings in effect by S&P and Moody’s set forth under the relevant column heading below opposite such Ratings:

RATINGS

Applicable Term Loan
S&P/Moody's	Margin
(in basis points per annum)
Euro-Rate Option

A+/A1 or higher	53.5
A/A2 or higher but less than A+/A1	65.0
A-/A3 or higher but less than A/A2	75.5
BBB+/Baa1 or higher but less than A-/A3	96.5
BBB/Baa2 or higher but less than BBB+/Baa1	106.0
BBB-/Baa or lower	123.5

provided that, in the event that the Ratings of S&P and Moody’s do not coincide, the Applicable Term Loan Margin set forth above opposite the higher of such Ratings will apply; and provided further, in the event that one Rating is in effect, the Applicable Term Loan Margin set forth above for such Rating will apply. Notwithstanding the foregoing, in the event that no Ratings are in effect at such time of determination, the Applicable Term Loan Margin will be determined in a manner to be mutually agreed upon by the Agent and the Borrower and consented to by the Banks.

“Term Loan” and “Term Loans” shall mean separately all term loans or any term loan made by the Banks pursuant to Section 2.2f.

“Term Loan Maturity Date” means with respect to each Term Note the one year anniversary of the Maturity Date at the time of the conversion of the outstanding Short Term Revolving Credit Loans due to the Banks to the Term Loans due to the Banks pursuant to the Term-Out Option.

“Term Note” and “Term Notes” shall have the meanings ascribed to such terms in Section 2.2f hereof.

“Term-Out Option” shall have the meaning ascribed to such term in Section 2.2f hereof.

(c) The following definition set forth in Section 1.1 of the Existing Credit Agreement is hereby deleted from the Agreement: “Payment Date”.

(d) The definition of “Applicable Long Term Margin” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the last sentence of such definition and substituting in replacement thereof the following sentence:

“Notwithstanding the foregoing, in the event that no Ratings are in effect at such time of determination, the Applicable Long Term Margin will be determined in a manner to be mutually agreed upon by the Agent and the Borrower and consented to by the Banks.”

(e) The definition of “Applicable Short Term Margin” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the last sentence of such definition and substituting in replacement thereof the following sentence:

“Notwithstanding the foregoing, in the event that no Ratings are in effect at such time of determination, the Applicable Short Term Margin will be determined in a manner to be mutually agreed upon by the Agent and the Borrower and consented to by the Banks.”

     Section 1.03. Amendments to Section 2.1. Section 2.1 of the Existing Credit Agreement is hereby amended as follows:

(a) Amendment to Section 2.1a. Section 2.1a of the Existing Credit Agreement is hereby amended by deleting the reference therein to “$125,000,000” and substituting in replacement thereof a reference to “$175,000,000”.

(b) Amendment to Section 2.1d. Section 2.1d of the Existing Credit Agreement is hereby amended by deleting the next to last sentence of Section 2.1d and substituting in replacement thereof the following sentence:

“Each Long Term Revolving Credit Note shall be dated the later of the Restatement Closing Date or the date of issuance by the Borrower hereunder and shall be delivered to the Agent on behalf of the applicable Bank or Banks on such date for re-delivery to the applicable Bank or Banks.”

     Section 1.04. Amendments to Section 2.2. Section 2.2 of the Existing Credit Agreement is hereby amended as follows:

(a) Amendment to Section 2.2a. Section 2.2a of the Existing Credit Agreement is hereby amended by deleting the reference therein to “$125,000,000” and substituting in replacement thereof a reference to “$175,000,000”.

(b) Amendment to Section 2.2d. Section 2.2d of the Existing Credit Agreement is hereby amended by deleting the next to last sentence of Section 2.2d and substituting in replacement thereof the following sentence:

“Each Short Term Revolving Credit Note shall be dated the later of the Restatement Closing Date or the date of issuance by the Borrower hereunder and shall be delivered to the Agent on behalf of the applicable Bank or Banks on such date for re-delivery to the applicable Bank or Banks.”

(c) Amendment to Section 2.2e. Section 2.2e of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

2.2e Repayment. Subject to the provisions of Section 2.2f, on the Maturity Date, the Borrower shall repay in full all amounts outstanding under the Short Term Revolving Credit Commitment, together with all interest thereon to the date of such repayment and all fees and costs due hereunder in respect of the Short Term Revolving

Credit Commitment. In the event that all or a portion of the outstanding Short Term Revolving Credit Loans are converted to Term Loans, all accrued and unpaid interest then outstanding under the Short Term Revolving Credit Loans shall be due and payable on the Maturity Date.

(d) Amendment to Add a New Subsection 2.2f. Section 2.2 of the Existing Credit Agreement is hereby amended by inserting a new Subsection 2.2f in proper order which shall read as follows:

2.2f Option of Borrower to Term-Out the Short Term Revolving Credit Loans at the Maturity Date. Subject to Section 6.3 hereof, the Borrower may elect, by written request to the Agent which shall be delivered ten (10) days prior to the Maturity Date, to convert all amounts or a portion thereof of principal outstanding under the Short Term Revolving Credit Loans due and payable on such Maturity Date to Term Loans, which Term Loans shall be due and payable on the Term Loan Maturity Date (the “Term-Out Option”). Notwithstanding any provision of this Agreement to the contrary, all outstanding principal of, and accrued and unpaid interest on the Term Loans shall be due and payable on the Term Loan Maturity Date. Any repayment of a portion of the Short Term Revolving Credit Loans on the Maturity Date shall be distributed to the Banks based on their respective Short Term Revolving Credit Commitment Percentages. The aggregate Term Loans resulting from the Term-Out Option shall be divided among the Banks based on their respective Short Term Revolving Credit Commitment Percentages. If the Borrower elects the Term-Out Option, it shall deliver to the Agent for the benefit of each of the Banks, on or before the Maturity Date, a term note, substantially in the form of Exhibit “H” attached hereto, for the aggregate principal amount of the Short Term Revolving Credit Loans due each such Bank and the subject of the Term-Out Option and setting forth such obligation of the Borrower to repay such Term Loan due to such Bank (each term note, together with all extensions, renewals, amendments, modifications, substitutions and replacements thereto and thereof; herein referred to individually as the “Term Note”; and collectively the “Term Notes”). Any request for the conversion of all or a portion of the outstanding of Short Term Revolving Credit Loans to Terms Loans shall be made by an Authorized Officer to the Agent in writing which shall state (A) the aggregate amount of Short Term Revolving Credit Loans that will be subject to the Term-Out Option, (B) whether upon such conversion the Term Loans or a portion thereof will bear interest at the Base Rate Option or the Euro-Rate Option, (C) the amount of Term Loans to bear interest initially at the Base Rate Option or the Euro-Rate Option, and (D) in the case of Portions of the Term Loans which will bear interest under the Euro-Rate Option, the Interest Period(s) therefor. A request from the Borrower with respect to the selection of a Portion of the Term Loans to bear interest under the Euro-Rate Option shall irrevocably commit the Borrower to accept the Euro-Rate Option for the period in question. Additionally, the Borrower hereby agrees to execute such amendments and modifications to the Loan Documents, prior to the Maturity Date, as Agent shall reasonably request to evidence and govern the Term Loan; provided that no amendments, modifications or supplements to the Loan Documents shall be made with respect to any covenant of the Borrower set forth in Articles IV or V.

     Section 1.05. Amendments to Section 2.3c. Section 2.3c of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

2.3c Repayments. Each repayment of the Long Term Revolving Credit Loans, the Short Term Revolving Credit Loans or the Term Loans (other than a repayment which entirely repays all such Loans then outstanding, whether on the Termination Date, the Maturity Date, the Term Loan Maturity Date or otherwise) shall be in the Dollar or Dollar Equivalent amount of $1,000,000 or if in excess of $1,000,000, in integral multiples of $1,000,000, all in the currency in which such Loan was made; provided, however, if such repayment is to repay Long Term Revolving Credit Loans, the Short Term Revolving Credit Loans or the Term Loans bearing interest at the Euro-Rate Option then such repayment must be in the amounts required by Subsection 2.6d.

     Section 1.06. Amendments to Section 2.5. Section 2.5 of the Existing Credit Agreement is hereby amended as follows:

(a) Amendment to Section 2.5a. Section 2.5a of the Existing Credit Agreement is hereby amended by deleting the reference therein to “$250,000,000” and substituting in replacement thereof a reference to “$350,000,000”.

(b) Amendment to Section 2.5c. Section 2.5c of the Existing Credit Agreement is hereby amended (i) by deleting the reference therein to “$125,000,000” in the second sentence of Section 2.5c and substituting in replacement thereof a reference to “$175,000,000”, (ii) by deleting the reference therein to the “Payment Date” in the third sentence of Section 2.5c and substituting in replacement thereof a reference to the “Maturity Date”, and (iii) by deleting the reference therein to “$125,000,000” in the third sentence of Section 2.5c and substituting in replacement thereof a reference to “$175,000,000”.

(c) Amendment to Section 2.5h. Section 2.5h of the Existing Credit Agreement is hereby amended by deleting the reference therein to “$250,000,000” and substituting in replacement thereof a reference to “$350,000,000”.

     Section 1.07. Amendments to Section 2.6. Section 2.6 of the Existing Credit Agreement is hereby amended as follows:

(a) Amendment to Section 2.6. The title to Section 2.6 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

2.6 Long Term Revolving Credit Loan, Short Term Revolving Credit Loan and Term Loan Interest Rates.

(b) Amendment to Subsection 2.6a(ii). Subsection 2.6a(ii) of the Existing Credit Agreement is hereby amended by deleting the reference therein to the “Payment Date” and substituting in replacement thereof a reference to the “Maturity Date”.

(c) Amendment to Add Subsection 2.6a(iii). Section 2.6a of the Existing Credit Agreement is amended by inserting a new Subsection 2.6a(iii) in proper order which shall read as follows:

Subsection 2.6a(iii) Term Loans. On and after Maturity Date and prior to the Term Loan Maturity Date, in accordance with the provisions of Subsections 2.6c and 2.6d, the Borrower shall have the option of electing from time to time one or more of the interest rate formulas set forth below to be applied by the Banks to amounts then outstanding under Term Loans. The actual interest rates hereunder shall also be adjusted in accordance with Section 2.6b hereof.

(A) Base Rate Option. Interest under this Option shall accrue at a rate per annum equal to the sum of the Base Rate plus twenty-five (25) basis points (.25%). The actual interest rate in effect under this Option shall be adjusted on the effective date of any change in the Base Rate.

(B) Euro-Rate Option. Interest under this Option shall accrue for any Euro-Rate Interest Period selected at a rate per annum equal to the sum of the Euro-Rate plus the Applicable Term Loan Margin, and shall be adjusted as of the date of any change of Ratings, if necessary.

(d) Amendment to Section 2.6c. Section 2.6c of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

2.6c Interest Rate Option Elections. The Borrower shall have the option to elect to have all or any Portion of the Dollar funded Long Term Revolving Credit Loans, the Short Term Revolving Credit Loans or the Term Loans to bear interest at either the Base Rate Option or the Euro-Rate Option, subject, however to the other provisions of this Agreement. Notice of the Borrower’s election shall be made to the Agent orally or in writing by 10:00 a.m. (Pittsburgh, Pennsylvania time) at least (i) except as set forth in Subsection 2.5g hereof, on the proposed effective date of such election, if such election is the election of the Base Rate Option; and, (ii) three (3) Business Days prior to the proposed effective date of such election, if such election is the election of the Euro-Rate Option. Each such notice of election shall specify the Option and the amount of the Long Term Revolving Credit Loans, Short Term Revolving Credit Loans or Term Loans to bear interest at such Option, and in the case of the selection of the Euro-Rate Option, the Interest Period therefor. Upon receipt of each such notice from the Borrower, the Agent shall promptly notify each of the Banks. Any oral notice of election hereunder shall be followed immediately by the Borrower’s written confirmation of such interest rate election. Elections of or conversions to the Base Rate Option shall continue in effect until converted as herein set forth. Elections of, conversions to or renewals of the Euro-Rate Option shall expire as to each such Option at the expiration of the applicable Interest Period; provided, however, that in relation to any Long Term Revolving Credit Loans, no Interest Period for the Euro-Rate Option may be

elected, converted or renewed if such Interest Period will extend beyond the Termination Date or so long as an Event of Default has occurred and is continuing; provided further, that in relation to any Short Term Revolving Credit Loans, no Interest Period for the Euro-Rate Option may be elected, converted or renewed if such Interest Period will extend beyond the Maturity Date or so long as an Event of Default has occurred and is continuing; and provided further, that in relation to any Term Loans, no Interest Period for the Euro-Rate Option may be elected, converted or renewed if such Interest Period will extend beyond the Term Loan Maturity Date or so long as an Event of Default has occurred and is continuing. Any Portion of any Dollar funded Loan outstanding for which no Interest Rate Option election has been made shall bear interest at the Base Rate Option. Any Segment of any Loan bearing interest at the Euro-Rate, for which no Euro-Rate Interest Period has been made shall have a Euro-Rate Interest Period of one month. Each Segment of each Optional Currency funded Long Term Revolving Credit Loan shall bear interest at the Euro-Rate Option, subject, however, to the other provisions of this Agreement.

(e) Amendment to Section 2.6d. Section 2.6d of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

2.6d Limitation on Election of Euro-Rate Options. Each election of the Euro-Rate Option for a Portion of the Long Term Revolving Credit Loans, Short Term Revolving Credit Loans or Term Loans bearing interest at the Euro-Rate Option must be in the minimum principal amount of $5,000,000 (or, in the case of Long Term Revolving Credit Loans funded in an Optional Currency, the Dollar Equivalent thereof) or, if in excess of $5,000,000 (or the Dollar Equivalent thereof), in integral multiples of $1,000,000 (or the Dollar Equivalent thereof). Any minimum amount of an election of the Euro-Rate Option hereunder may be comprised, in whole or in part, of (i) existing Long Term Revolving Credit Loans, Short Term Revolving Credit Loans or Term Loans bearing interest at the Base Rate Option or the Euro-Rate Option (provided the Interest Period relating thereto shall expire immediately prior to the commencement of the new Interest Period), (ii) the previously undisbursed portion of the Long Term Revolving Credit Commitment or the Short Term Revolving Credit Commitment or (iii) any combination of the amounts described in the immediately preceding items (i) and (ii), as applicable. At no time during the term hereof may there be more than six (6) separate Interest Periods in effect relating to Long Term Revolving Credit Loans and no more than six (6) separate Interest Periods for Short Term Revolving Credit Loans or Term Loans.

     Section 1.08. Amendment to Section 2.10a. Section 2.10a of the Existing Credit Agreement is hereby amended by deleting the reference therein to “$125,000,000” and substituting in replacement thereof a reference to “$175,000,000”.

     Section 1.09. Amendment to Section 2.13. Section 2.13 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

2.13 Interest Payment Dates. Interest due on all outstanding Long Term Revolving Credit Loans, Short Term Revolving Credit Loans, Bid Rate Loans and Term Loans hereunder shall be payable in arrears: (i) with respect to each Base Rate Segment, (A) on the last Business Day of each March, June, September and December, (B) at maturity whether by acceleration or otherwise and (C) after maturity, on demand until paid in full; (ii) with respect to each Euro-Rate Segment, (A) on the last day of each Euro-Rate Interest Period (provided, however, if the Interest Period chosen for any

Euro-Rate Segment exceeds three (3) months, interest on that Euro-Rate Segment shall be due and payable every three (3) months during such Interest Period and on the last day of such Interest Period), (B) at maturity, whether by acceleration or otherwise, (C) on the Termination Date, the Maturity Date or Term Loan Maturity Date, as applicable, including amounts, if any, due pursuant to Section 2.7e hereof and (D) after maturity, on demand until paid in full; and (iii) with respect to each Bid Rate Loan, (A) on the last day of the Bid Rate Interest Period (provided, however, if the Interest Period chosen for any Bid Rate Loan exceeds ninety (90) days, interest on that Bid Rate Loan shall be due and payable every ninety (90) days during such Interest Period), (B) at maturity, whether by acceleration or otherwise and (C) after maturity, on demand until paid in full.

     Section 1.10. Amendment to Section 2.15. Section 2.15 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

2.15 Loan Account. The Agent shall open and maintain on its books a Loan Account in the name of the Borrower, with respect to Disbursements made or Term Loans extended, repayments, the computation and payment of interest, the Facility Fee, the Agent’s Fee, the Bid Rate Administration Fee, the Letter of Credit Fee, the Fronting Fee, the Optional Currency Fee, the Utilization Fee and the computation of other amounts due and sums paid to the Banks and the Agent pursuant to this Article II. Except in the case of manifest error in computation, such Loan Account shall be conclusive and binding on the Borrower as to the amount at any time due to the Banks and the Agent from the Borrower pursuant to this Article II.

     Section 1.11. Amendments to Section 2.16. Section 2.16 of the Existing Credit Agreement is hereby amended to read as follows:

(a) Amendment to Section 2.16b. Section 2.16b of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

2.16b Facility Fee. The Borrower shall pay to the Agent, for the benefit of the Banks, (i) on September 30, 2000, and quarterly in arrears thereafter on the last day of each March, June, September and December prior to the Termination Date, and on the Termination Date, the Facility Fee at the Long Term Facility Fee Rate times the entire amount of the Long Term Revolving Credit Commitment as of the Date of Determination, (ii) on September 30, 2000, and quarterly in arrears thereafter on the last day of each March, June, September and December prior to the Maturity Date and on the Maturity Date, the Facility Fee at the Short Term Facility Fee Rate times the entire amount of the Short Term Revolving Credit Commitment as of the Date of Determination and (iii) quarterly in arrears on the last day of each March, June, September and December occurring after the Maturity Date and prior to the Term Loan Maturity Date and on the Term Loan Maturity Date, the Facility Fee at the Short Term Facility Fee Rate times the outstanding balance of the Term Loans as of the Date of Determination. On any date that a payment of the Facility Fee is due, such Facility Fee shall be deemed calculated and payable immediately prior to any reduction of a Commitment scheduled for such day or any payments of the Term Loan made on such date. The first payment hereunder shall be only for the actual number of days elapsed between the Restatement

Closing Date and September 30, 2000. Any accrued and unpaid Facility Fees under the Original Credit Agreement existing on the Restatement Closing Date shall be due and payable on the Restatement Closing Date. Notwithstanding the foregoing provisions hereof, any accrued and unpaid Facility Fees outstanding on and as of the Amendment No. 6 Closing Date shall be due and payable on the Amendment No. 6 Closing Date. The first payment of the Facility Fee hereunder after the Amendment No. 6 Closing Date shall accrue for the actual number of days elapsed between the Amendment No. 6 Closing Date and September 30, 2002.

(b) Amendment to Section 2.16d. Section 2.16d of the Existing Credit Agreement is hereby amended by adding the following two sentences to the end of Section 2.16d:

“Notwithstanding the foregoing provisions hereof, any accrued and unpaid Letter of Credit Fees and Fronting Fees outstanding on and as of the Amendment No. 6 Closing Date shall be due and payable on the Amendment No. 6 Closing Date. The first payment of the Letter of Credit Fees and Fronting Fees hereunder after the Amendment No. 6 Closing Date shall accrue for the actual number of days elapsed between the Amendment No. 6 Closing Date and September 30, 2002.”

(c) Amendment to Section 2.16f. Section 2.16f of the Existing Credit Agreement is hereby amended by adding the following two sentences to the end of Section 2.16f:

“Notwithstanding the foregoing provisions hereof, any accrued and unpaid Utilization Fees outstanding on and as of the Amendment No. 6 Closing Date shall be due and payable on the Amendment No. 6 Closing Date. The first payment of the Utilization Fees hereunder after the Amendment No. 6 Closing Date shall accrue for the actual number of days elapsed between the Amendment No. 6 Closing Date and September 30, 2002.”

     Section 1.12. Deletion of Section 2.23. The Existing Credit Agreement is hereby amended to delete therefrom Section 2.23 in its entirety.

     Section 1.13. Amendment to Section 3.1b. Section 3.1b of the Existing Credit Agreement is hereby amended to add the following sentence to the beginning of such Section 3.1b:

“Schedule 3.1b attached hereto sets forth each of the Subsidiaries of the Borrower in existence as of the Amendment No. 6 Closing Date.”

     Section 1.14. Amendment to Section 3.4 . Section 3.4 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

3.4 Financial Statements. Copies of the Borrower’s consolidated audited financial statements as at December 31, 2001, certified by independent certified public accountants and prepared in conformity with GAAP applied on a basis consistent with that of the preceding fiscal year and period, and its unaudited consolidated financial statement as at March 31, 2002 and June 30, 2002, have been furnished to each of the Banks, and (a) each statement presents fairly (x) the consolidated financial condition of the Borrower and its Subsidiaries as at such dates and the results of their operations for the period then ended and (y) the transactions in its Consolidated stockholders’ equity accounts, including changes in net unrealized appreciation for the period then ended, and (b) the Borrower has fully complied with the certification requirements set forth in (x) Section 906 of the Sarbanes-Oxley Act of 2002 for the period ended June 30, 2002, and (y) that certain SEC Order dated June 27, 2002 File No. 4-460 Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. There are no material liabilities, direct or indirect, fixed or contingent, of the Borrower or its Subsidiaries as of December 31, 2001 which are not reflected therein or noted thereon. Since December 31, 2001, there has been no material adverse change in the financial condition of the Borrower.

     Section 1.15. Amendment to Section 3.15. The Existing Credit Agreement is hereby amended by deleting the first sentence of Section 3.15 and substituting in replacement thereof the following sentence:

“No event has occurred and is continuing and no condition exists or will exist after giving effect to the borrowings to be made, or the continuation of the Loans outstanding, on the Restatement Closing Date or the Amendment No. 6 Closing Date, as applicable, under the Loan Documents which constitutes an Event of Default. “

     Section 1.16. Amendment to Section 3.19. Section 3.19 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

3.19 Solvency. On the Restatement Closing Date, the Amendment No. 6 Closing Date, each date of a Disbursement or the issuance, renewal or extension of a Letter of Credit, and the Maturity Date, if the Borrower elects the Term-Out Option, the Borrower is, on a Consolidated basis, Solvent.

     Section 1.17. Amendment to Section 3.21. Section 3.21 of the Existing Credit Agreement is hereby amended by deleting the last sentence of Section 3.21 and substituting in replacement thereof the following sentence:

“There is no fact known to the Borrower which materially and adversely affects or in the future may (so far as the Borrower now foresees) materially and adversely affect the business, operations, affairs, condition, prospects, properties or assets of the Borrower or any of its Subsidiaries which has not been set forth in this Agreement or in the other documents, certificates and statements (financial or otherwise) furnished to the Banks by or on behalf of the Borrower prior to or on the Restatement Closing Date or the Amendment No. 6 Closing Date.”

     Section 1.18. Amendment to Add a New Section 6.3. The Existing Credit Agreement is hereby amended by inserting a new Section 6.3 in proper order which shall read as follows:

6.3 Conditions Precedent to Term-Out Option. In addition to the satisfaction of the conditions precedent set forth in Section 2.2f, the obligation of each Bank to convert the outstanding Short Term Revolving Credit Loans to Term Loans is subject to the performance by the Borrower of all of its obligations under this Agreement and to the satisfaction of each of the following conditions precedent:

(i) Receipt by the Agent of a written request for conversion that complies with Section 2.2f hereof;

(ii) Receipt by the Agent for redelivery to the Banks of a fully executed Term Note in the appropriate stated amount made payable to each Bank;

(iii) A copy of the corporate action of the Borrower certified by the Secretary or Assistant Secretary of the Borrower to authorize the execution and delivery of, and performance under, the Term Notes and any proposed amendment to this Agreement as of the Maturity Date and other such documents and certificates to be executed and delivered by the Borrower on the Maturity Date;

(iv) Receipt by the Agent of a certificate of the secretary or assistant secretary of the Borrower certifying the names of the persons who are authorized to sign on behalf of the Borrower the Term Notes and any proposed amendment to this Agreement to be executed and delivered on the Maturity Date, and all other documents and certificates to be delivered at such time, together with the true signatures of such persons;

(v) Receipt by the Agent of good standing certificates and no lien certificates for the Borrower from the Secretary of State of the States of Delaware, Ohio, and each other jurisdiction where the Borrower is required to be qualified or licensed to do business, each dated not more than forty-five (45) days prior to the Maturity Date;

(vi) Receipt by the Agent of a certificate of the Chief Financial Officer of the Borrower certifying that the statements set forth in clauses (vii), (viii) and (ix) of this Section 6.3, as of the Maturity Date, are true and correct;

(vii) The fact that, at the time of such conversion, no Event of Default and no event which, with the giving of notice or lapse of time or both would become such an Event of Default, shall have occurred and be continuing;

(viii) The fact that, at the time of such conversion, the Borrower is in compliance with each of the financial covenants set forth in Sections 5.1 and 5.2 then applicable;

(ix) The fact that at the time of such conversion, the representations and warranties contained in this Agreement are deemed remade as of the Maturity Date and shall be true and correct in all material respects on and as of the date the Maturity Date;

(x) The fact that at the time of such conversion, the Borrower shall be deemed to represent and warrant (1) that the financial statements contained in the Form 10-K and Form 10-Q of the Borrower most recently filed with the SEC fairly present (a) the Consolidated financial condition of the Borrower and its Subsidiaries as at the dates set forth in such Form 10-K and Form 10-Q and the results of their operations for the period covered by such Form 10-K and Form 10-Q, and (b) the transactions in its Consolidated stockholders’ equity accounts, including changes in net unrealized appreciation for the period then ended as of the dates set forth in such Form 10-K and Form 10-Q, (2) that there are no material liabilities, direct or indirect, fixed or contingent, of the Borrower or its Subsidiaries as of the date of the Consolidated balance sheet set forth in the Form 10-K of the Borrower most recently filed with the SEC which are not reflected therein or noted thereon, and (3) that since the date of the consolidated balance sheet set forth in the Form 10-K of the Borrower most recently filed with the SEC, there has been no material adverse change in the financial condition of the Borrower; and the Borrower will deliver to the Agent a certificate to such effect; and

(xi) There shall be delivered to the Agent for the benefit of each Bank a written opinion of counsel for the Borrower, dated the Maturity Date and in form and substance reasonably satisfactory to the Agent and its counsel.

The exercise of the Term-Out Option by the Borrower shall be deemed on and as of the Maturity Date to be, as of such date, a representation and warranty by the Borrower as to the facts specified in items (vii), (viii), (ix) and (x) of this Section 6.3.

     Section 1.19. Amendment to Section 8.11. Section 8.11 of the Existing Credit Agreement is hereby amended by deleting the last sentence of Section 8.11 and substituting in replacement thereof the following sentence:

“Any Bank receiving any such amount shall purchase for cash from the other Banks an interest in their Long Term Revolving Credit Notes and their Short Term Revolving Credit Notes or Term Notes, as applicable, in such amount as shall result in a pro rata participation by each of the Banks in the aggregate unpaid amount of all outstanding Long Term Revolving Credit Notes, Short Term Revolving Credit Notes or Term Notes, as applicable, then held by the Banks; provided that if all or any portion of such amount is hereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery without interest except as required by law or by any judgment or settlement relating to such recovery.”

     Section 1.20. Amendment to Add a New Section 8.13. The Existing Credit Agreement is hereby amended by inserting to add a new Section 8.13 in proper order which shall read as follows:

8.13 Syndication and Documentation Agents. None of the Banks identified herein as the “Syndication Agent” or the “Documentation Agent” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks identified as the Syndication Agent or the Documentation Agent in deciding to enter into this Agreement or in taking action hereunder.

     Section 1.21. Amendment to Section 9.2. Section 9.2 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

9.2 Amendments. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure therefrom by the Borrower shall be effective unless the same shall be in writing and signed by the Borrower, the Agent and the Required Banks, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent, unless in writing and signed by the Agent and all of the Banks, shall do any of the following: (a) increase the Long Term Revolving Credit Commitment of any Bank or the maximum aggregate principal amount of the Long Term Revolving Credit Notes, (b) increase the Short Term Revolving Credit Commitment of any Bank or the maximum aggregate principal amount of the Short Term Revolving Credit Notes, (c) authorize the issuance of Term Notes in excess of the aggregate principal amount of the Short Term Revolving Credit Loans outstanding on the Maturity Date, (d) reduce the principal of, alter the formulas for calculating interest on, the Notes or reduce any fees hereunder, (e) postpone any date fixed for any payment of principal of, or interest on, the Notes, any Facility Fee, any Letter of Credit Fee, any Fronting Fee, any Optional Currency Fee, the Agent’s Fee, the Bid Rate Administration Fee, the Utilization Fee or any of the obligations of the Borrower set forth in Article II, (f) amend the definition of Required Banks, (g) amend this Section 9.2 or (h) amend any section hereof which by its terms requires consent of all of the Banks. No amendment modification or waiver which would adversely affect the interest rights or obligation of the Agent shall be made without the consent of the Agent. In the case of any waiver or consent relating to any provision of this Agreement, the parties shall be restored to their former positions and rights hereunder (unless otherwise expressly set forth therein), and the Event of Default so waived or consented to shall be deemed to be cured and not continuing; but no such waiver or consent shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

     Section 1.22. Amendment to Section 9.4. Section 9.4 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

9.4 Certain Taxes. The Borrower agrees to pay, and save the Agent and the Banks harmless from, all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Agreement, the Long Term Revolving Credit Notes, the Short Term Revolving Credit Notes, the Bid Rate Notes, the Term Notes, the Letters of Credit or any other documents, instruments or transactions pursuant to or in connection herewith or therewith, which obligation shall survive the termination of this Agreement.

     Section 1.23. Amendment to Section 9.8. Section 9.8 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

9.8 Covenants to Survival. Until payment in full of the Bank Indebtedness and the termination of the Long Term Revolving Credit Commitment and the Short Term Revolving Credit Commitment and the expiration or cancellation of all Letters of Credit, all representations, warranties, covenants and agreements of the Borrower contained herein or made in writing in connection herewith shall survive the advances of money made by the Banks to the Borrower hereunder and the delivery of any and all of the Notes or the Letters of Credit and all such representations, warranties, covenants and agreements shall inure to the benefit of the successors and assigns of the Banks and the Agent, whether or not so expressed.

     Section 1.24. Amendment to Section 9.11. Section 9.11 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

9.11 Governing Law. This Agreement and each of the Notes shall each be a contract made under and governed by the laws of the Commonwealth of Pennsylvania, without regard to the provisions thereof regarding conflicts of law.

     Section 1.25. Amendment to Section 9.12. Section 9.12 of the Existing Credit Agreement is hereby amended as follows.

(a) Amendment to Section 9.12a. Section 9.12a of the Existing Credit Agreement is hereby amended by deleting the second sentence of Section 9.12a(ii) and substituting in replacement thereof the following sentence:

“The funding of a Loan by an SPC hereunder shall utilize the Long Term Revolving Credit Commitment, the Short Term Revolving Credit Commitment or the commitment to convert Short Term Revolving Credit Loans to Term Loans under the Term-Out Option of the Granting Bank to the same extent, and as if, such Loan were funded by such Granting Bank.”

(b) Amendment to Section 9.12b. Section 9.12b of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

9.12b Participations. Any Bank may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more Participants participating interests in any Long Term Revolving Credit Loan, Short Term Revolving Credit Loan, Term Loan, Bid Rate Loan or Letter of Credit owing to such Bank, the interest of such Bank in any Long Term Revolving Credit Note, Short Term Revolving Credit Note, Term Note, Bid Rate Note or Letter of Credit of such Bank, or any other interest of such Bank hereunder. In the event of any such sale by a Bank of participating interests to a Participant, such Bank’s obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Long Term Revolving Credit Note, Short Term Revolving Credit Note, Term Note, Bid Rate Note or Letter of Credit for all purposes under this Agreement (including voting rights hereunder), and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank’s rights and obligations under this

Agreement. As between any Bank and its Participant, the Participant’s ability to direct such Bank to vote shall be limited to (i) an increase in the Long Term Revolving Credit Commitment or Short Term Revolving Credit Commitment, (ii) an increase in the aggregate amount of Term Loans outstanding in excess of the Term Loans authorized pursuant to the Term-Out Option as set forth in the Amendment No. 6, (iii) a reduction in the interest rate or fees due the Banks, and (iv) a postponement or reduction of the scheduled payments of principal or interest.

     Section 1.26. Amendment to Add a New Section 9.18. The Existing Credit Agreement is hereby amended by inserting a new Section 9.18 in proper order which shall read as follows:

9.18 Amendment and Restatement of Certain Notes. On the Amendment No. 6 Closing Date, the Amendment No. 6 Existing Banks shall deliver to the Agent all existing Long Term Revolving Credit Notes, Short Term Revolving Credit Notes and Bid Rate Notes and shall authorize the Agent to mark such notes as “paid by substitution”. Upon receipt of all existing Long Term Revolving Credit Notes, Short Term Revolving Credit Notes and Bid Rate Notes, the Agent shall mark such notes as “paid by substitution” and shall deliver them to the Borrower. The Borrower, in accordance with Section 3.05 of the Amendment No. 6, shall, on the Amendment No. 6 Closing Date, deliver to the Agent new fully executed Long Term Revolving Credit Notes, Short Term Revolving Credit Notes and Bid Rate Notes, in form and substance satisfactory to the Agent and its counsel.

     Section 1.27. Amendment to Add a New Section 9.19. The Existing Credit Agreement is hereby amended by inserting a new Section 9.19 in proper order which shall read as follows:

9.19 Joinder to Agreement on Amendment No. 6 Closing Date; Assignment of Interests Outstanding on Amendment No. 6 Closing Date.

(i) By executing and delivering this Agreement, each of KeyBank National Association, The Bank of Nova Scotia and ABN AMRO Bank, N.V. (each an “Amendment No. 6 Joining Bank”) hereby agrees to be bound by the terms and conditions of the Existing Credit Agreement, as amended hereby. Each Amendment No. 6 Joining Bank hereby acknowledges and agrees that each of its Long Term Revolving Credit Commitment, Short Term Revolving Credit Commitment and Pro Rata share is set forth opposite its signature to the Amendment No. 6.

(ii) By executing and delivering the Amendment No. 6, the Borrower, the Agent and the Amendment No. 6 Existing Banks consent to the joinder of each of the Amendment No. 6 Joining Banks as a party to this Agreement as a lender and each of the Amendment No. 6 Joining Banks shall have the full benefits of this Agreement. On and after the Amendment No. 6 Closing Date, the term “Bank” shall include each of the Amendment No. 6 Joining Banks and their successors and assigns.

(iii) On and as of the Amendment No. 6 Closing Date, each of the Amendment No. 6 Existing Banks (on a pro rata basis) hereby agrees to sell without recourse, and each of the Amendment No. 6 Joining Banks hereby agrees to purchase without recourse, such an interest in the then outstanding Long Term Revolving Credit Loans, outstanding Short Term Revolving Credit Loans and the outstanding Letters of Credit (as such terms are defined in the Existing Credit Agreement) as is required to give each of the Amendment No. 6 Joining Banks its Pro Rata share of the Long Term Revolving Credit Loans, Short Term Revolving Credit Loans and risk participations in outstanding Letters of Credit existing on or as of the opening of business on the Amendment No. 6 Closing Date.

     Section 1.28. Exhibits. The Existing Credit Agreement is hereby amended by adding to the Existing Credit Agreement a new Exhibit “H” the form of which is attached hereto as Exhibit “H”.

     Section 1.29. Schedules. The Existing Credit Agreement is hereby amended by adding to the Existing Credit Agreement a new Schedule 3.1b the form of which is attached hereto as Schedule 3.1b.

     Section 1.30. Amendment to Bank Signature Pages. The Existing Credit Agreement is hereby amended by deleting the information relating to each Bank’s respective participation in the various commitments under the Existing Credit Agreement and their respective addresses for notice and Euro-Rate Funding purposes and substituting in replacement thereof all of the corresponding information set forth on each Bank’s signature page to this Amendment No. 6.

     Section 1.31. No Other Amendments. The amendments to the Existing Credit Agreement set forth above do not either implicitly or explicitly alter, waive or amend, except as expressly provided in this Amendment No. 6, the provisions of the Existing Credit Agreement. The amendments set forth above do not waive, now or in the future, compliance with any other covenant, term or condition to be performed or complied with nor does it impair any rights or remedies of the Banks or the Agent under the Existing Credit Agreement with respect to any such violation.

ARTICLE II
BORROWER’S SUPPLEMENTAL REPRESENTATIONS

     As an inducement to the Banks and the Agent to enter into this Amendment No. 6, the Borrower hereby represents and warrants that:

     Section 2.01. Incorporation by Reference. The Borrower hereby repeats herein and remakes as of the date hereof for the benefit of the Banks and the Agent, the representations and warranties made by the Borrower in Article III of the Existing Credit Agreement, as amended hereby, except that for purposes hereof such representations and warranties shall be deemed to extend to and cover this Amendment No. 6.

     Section 2.02. Corporate Authority. The Borrower is duly authorized to execute and deliver this Amendment No. 6 and the Notes to be executed and delivered herewith; all necessary corporate action to authorize the execution and delivery of this Amendment No. 6 and such Notes has been properly taken; and it is and will continue to be duly authorized to borrow hereunder and to execute and deliver such Notes and to perform all of the other terms and provisions of this Amendment No. 6.

     Section 2.03. Validity of this Amendment No. 6 and the Notes. The execution and delivery of this Amendment No. 6 does not, and the borrowings contemplated by this Amendment No. 6, the execution and delivery of the Notes with respect thereto, and the performance by the Borrower of its obligations under this Amendment No. 6, the Existing Credit Agreement as amended hereby and the Notes will not contravene any provision of law, of the Borrower’s Restated Certificate of Incorporation or Bylaws, or the provisions of any agreement to which the Borrower is a party or by which the Borrower is bound; this Amendment No. 6 constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms; and the Notes, when duly executed on behalf of the Borrower and delivered in accordance with this Amendment No. 6 will constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms.

ARTICLE III
MISCELLANEOUS

     Section 3.01. Ratification of Terms. This Amendment No. 6 shall be construed in connection with and as part of the Existing Credit Agreement; and the Existing Credit Agreement is hereby amended and modified to include this Amendment No. 6. Except as expressly amended by this Amendment No. 6, the Existing Credit Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed.

     Section 3.02. References. All notices, communications, agreements, certificates, documents or other instruments executed and delivered after the execution and delivery of this Amendment No. 6 may refer to the Existing Credit Agreement without making specific reference to this Amendment No. 6, but nevertheless all such references shall include this Amendment No. 6 unless the context requires otherwise.

     Section 3.03. Counterparts. This Amendment No. 6 may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment No. 6 by telecopier shall be effective as of delivery of a manually executed counterpart of this Amendment No. 6.

     Section 3.04. Capitalized Terms. Except for proper nouns and as otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Existing Credit Agreement, as amended hereby.

     Section 3.05. Conditions Precedent. It shall be a condition precedent to the effectiveness of this Amendment No. 6 and to the amendment of terms of the Existing Credit Agreement as herein set forth that:

          (i)  The Agent shall have received on behalf of the Banks, on or before the Amendment Effective Date (as hereinafter defined) the following items, each, unless otherwise indicated, dated on or before the Amendment Effective Date and in form and substance satisfactory to the Agent and its counsel:

               (A)  A duly executed counterpart original of this Amendment No. 6 and the other Loan Documents, including the Notes to be executed and delivered in connection with this Amendment No. 6, shall have been duly executed and delivered by the Borrower and each Bank to the Agent for the benefit of the Banks and the Agent;

               (B)  A copy of the corporate action of the Borrower certified by the Secretary or Assistant Secretary of the Borrower to authorize the execution and delivery of, and performance under, this Amendment No. 6 and the other Amendment No. 6 Loan Documents to which it is a party;

               (C)  A certificate of the secretary or assistant secretary of the Borrower certifying the names of the persons authorized to sign on behalf of the Borrower this Amendment No. 6 and the other Amendment No. 6 Loan Documents to which it is a party, and all other documents and certificates delivered hereunder together with the true signatures of such persons; and

               (D)  A certificate of the Chief Financial Officer of the Borrower certifying that the statements set forth in Section 3.05(ii) of this Amendment No. 6, as of the Amendment No. 6 Closing Date, are true and correct;

          (ii)  The following statements shall be true and correct on the Amendment Effective Date and the Agent shall have received a certificate signed by an authorized officer of the Borrower, dated the Amendment Effective Date, stating that:

               (A)  the representations and warranties contained in Section 2.01 of this Amendment No. 6 and in the other Loan Documents, as amended hereby, with respect to the Borrower are true and correct on and as of the Amendment Effective Date as though made on and as of such date;

               (B)  no Event of Default, or event which, with the passage of time or the giving of notice or both, would become an Event of Default, has occurred and is continuing, or would result from the execution of this Amendment No. 6; and

               (C)  the Borrower has in all material respects performed all agreements, covenants and conditions required to be performed on or prior to the date hereof under the Agreement and the other Loan Documents;

          (iii)  Receipt by the Agent within 30 days of the Amendment No. 6 Closing Date of good standing certificates and no lien certificates for the Borrower from the Secretary of State of the States of Delaware, Ohio, and each other state in which the Borrower is required to be authorized or licensed to do business, respectively, each dated not more than forty-five (45) days prior to the Amendment No. 6 Closing Date;

          (iv)  The Borrower shall deliver evidence acceptable to the Agent that adequate insurance in compliance with Section 4.5 of the Existing Credit Agreement is in full force and effect;

          (v)  The making and/or continuation of any Loan or the issuance or maintenance of a Letter of Credit shall not contravene any Law applicable to the Borrower, the Agent or any Bank;

          (vi)  No action, suit, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court or other Governmental Person with respect to the Borrower, any Subsidiary of the Borrower or this Amendment No. 6, the Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby to enjoin, restrain or prohibit, or to obtain damages in respect of, the Borrower’s performance under this Amendment No. 6, the Agreement or any other Loan Documents or the consummation of the transactions contemplated hereby or thereby;

          (vii)  Except for events disclosed in the Borrower’s Annual Report on Form 10-K for the year ended December 31, 2001, and for Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002 and June 30, 2002, no event has occurred to the Borrower which would reasonably be likely to have a Material Adverse Effect on the Borrower; and there shall be delivered to the Agent for the benefit of each Bank and the Agent a certificate dated the Amendment Effective Date and signed by the Chief Executive Officer, President, Chief Financial Officer or Vice President of the Borrower to such effect;

          (viii)  Except as set forth in Forms 10-K, 10-Q, 8-K or S-4 most recently filed with the SEC, there is no litigation or governmental proceedings pending or threatened against the Borrower or any Subsidiary the results of which, if adversely determined, would reasonably be likely to have a Material Adverse Effect on the Borrower and its Consolidated Subsidiaries; and there shall be delivered to the Agent for the benefit of each Bank and the Agent a certificate dated the Amendment Effective Date and signed by the Chief Executive Officer, President, Chief Financial Officer or Vice President of the Borrower to such effect;

          (ix)  All matters and circumstances set forth as qualifications, limitations, exceptions, additional matters or other materials set forth in the Schedules hereto provided by or on behalf of the Borrower or its Subsidiaries shall be acceptable to the Agent and the Banks in their reasonable discretion;

          (x)  There shall be delivered to the Agent for the benefit of each Bank a written opinion of counsel for the Borrower, dated the Amendment Effective Closing Date and in form and substance reasonably satisfactory to the Agent and its counsel;

          (xi)  All legal details and proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be in form and substance satisfactory to the Agent and its counsel, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance reasonably satisfactory to the Agent and said counsel, as the Agent or said counsel may reasonably request;

          (xii)  Payment to the Agent (for delivery to the appropriate parties) of all closing fees required by the Agent, PNC Capital Markets, Inc., and the Banks in connection with this Amendment;

          (xiii)  Payment to the Agent for delivery to the appropriate Lender of all accrued and unpaid interest, Facility Fees, Letter of Credit Fees, Fronting Fees and Utilization Fees on and as of the Amendment No. 6 Closing Date; and

          (xiv)  For purposes of this Amendment No. 6, upon completion of the conditions set forth above in this Section 3.05, the term “Amendment Effective Date” shall mean, and the effective date of this Amendment No. 6 shall be deemed to be, August 29, 2002.

     Section 3.06. Amendment Effective Date. From and after the Amendment Effective Date, all references in the Existing Credit Agreement and each of the other Loan Documents to the Agreement shall be deemed to be references to the Existing Credit Agreement as amended hereby.

     Section 3.07. Certain Taxes. The Borrower agrees to pay, and save the Agent and the Banks harmless from, all liability for any stamp or other taxes which may be payable with respect to the execution of this Amendment No. 6, the other Amendment No. 6 Loan Documents or any other documents, instruments or transactions pursuant to or in connection herewith or therewith, which obligation shall survive the termination of this Amendment No. 6.

     Section 3.08. Costs and Expenses. The Borrower hereby agrees to pay all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and the disbursements of the Agent’s special counsel, Tucker Arensberg, P.C.) in connection with the preparation, execution and delivery of this Amendment No. 6 and the related documents.

     Section 3.09. Severability. Any provision of this Amendment No. 6 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 3.10. Governing Law. Amendment No. 6 shall be a contract made under and governed by the laws of the Commonwealth of Pennsylvania, without regard to the provisions thereof regarding conflicts of law.

     Section 3.11. Headings. The headings of this Amendment No. 6 are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

     IN WITNESS WHEREOF, the parties hereto, with the intent to be legally bound hereby, have caused this Amendment No. 6 to be duly executed by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

ATTEST	(SEAL)	COOPER TIRE & RUBBER COMPANY, a Delaware corporation

By: Name: Title:	/s/ Richard N. Jacobson Richard N. Jacobson Assistant Secretary	By: Name: Title:	/s/ S. O. Schroeder S. O. Schroeder Treasurer

By: Name: Title:	/s/ Janice K. Grubb Janice K. Grubb Executive Legal Secretary	By: Name: Title:	/s/ C. F. Nagy C. F. Nagy Ass’t Treasurer

AGENT:

PNC BANK, NATIONAL ASSOCIATION, in its capacity as Agent

		By: Name: Title:	/s/ Joseph G. Moran Joseph G. Moran Vice President

[SIGNATURE PAGES OF BANKS ON THE FOLLOWING PAGES]

     IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 6 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term	NATIONAL CITY BANK
Revolving Credit Commitment $24,000,000
Long Term Revolving Credit Commitment	By: /s/James C. Ritchie
Percentage	Name: James C. Ritchie
13.714285714%	Title: Vice President
Maximum Dollar Amount of Short Term
Revolving Credit Commitment $24,000,000
Short Term Revolving Credit Commitment
Percentage 13.714285714%

Address for notice purposes:

National City Bank
1900 East Ninth Street, 7th Floor LOC 2077
Cleveland, OH 44114
Attention: James Ritchie
Title: Vice President
Telephone: (216) 222-9918
Facsimile: (216) 222-7005

Address for Euro-Rate Funding if different from above:

National City Bank
1900 East Ninth Street, 7th Floor LOC 2077
Cleveland, OH 44114
Attention: James Ritchie
Title: Vice President
Telephone: (216) 222-9918
Facsimile: (216) 222-7005

     IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 6 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment $20,000,000	BANK ONE, NA, successor by merger to Bank One, Michigan
Long Term Revolving Credit Commitment Percentage	By: /s/Michael B. Kelly
11.428571428%	Name: Michael B. Kelly
Maximum Dollar Amount of Short Term	Title: Associate
Revolving Credit Commitment $20,000,000
Short Term Revolving Credit Commitment Percentage 11.428571428%

Address for notice purposes:

Bank One, NA, successor by merger to Bank One, Michigan
611 Woodward Avenue
Detroit, MI 48226
Attention: Jean Phelan
Title: Director
Telephone: (313) 225-3349
Facsimile: (313) 226-0855

Address for Euro-Rate Funding if different from above:

Telephone:
Facsimile:
Telex:

     IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 6 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term	PNC BANK, NATIONAL ASSOCIATION
Revolving Credit Commitment $26,500,000
Long Term Revolving Credit Commitment	By: /s/Joseph G. Moran
Percentage	Name: Joseph G. Moran
15.142857149%	Title: Vice President
Maximum Dollar Amount of Short Term Revolving Credit Commitment $26,500,000
Short Term Revolving Credit Commitment Percentage 15.142857149%

Address for notice purposes:

PNC Bank, NA
249 Fifth Avenue
P1 – POPP-22-01
Pittsburgh, PA 15222
Attention:Annette Curti
Title:
Telephone: (412) 768-9769
Facsimile: (412) 762-8672

Address for Euro-Rate Funding if different from above:

Telephone:
Facsimile:
Telex:

     IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 6 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment $10,500,000	J P MORGAN CHASE BANK
Long Term Revolving Credit Commitment	By: /s/Henry W. Centa
Percentage	Name: Henry W. Centa
6.000000000%	Title: Vice President
Maximum Dollar Amount of Short Term Revolving Credit Commitment $10,500,000
Short Term Revolving Credit Commitment Percentage 6.000000000%

Address for notice purposes:

J P MORGAN CHASE BANK
250 West Huron Road
Cleveland, OH 44113-1451
Attention: Henry W. Centa
Title: Vice President
Telephone: (216) 479-2534
Facsimile: (216) 479-2732

Address for Euro-Rate Funding if different from above:

Attention:
Title:
Telephone:
Facsimile:

     IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 6 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment $12,500,000	THE BANK OF NEW YORK
Long Term Revolving Credit Commitment
Percentage	By: /s/Edward J. Dougherty III
7.142857142%	Name: Edward J. Dougherty III
Maximum Dollar Amount of Short Term Revolving Credit Commitment $12,500,000	Title: Vice President
Short Term Revolving Credit Commitment Percentage 7.142857142%

Address for notice purposes:

The Bank of New York
One Wall Street
Automotive Division, 22nd Floor
New York, NY 10286
Attention: Edward J. Dougherty
Title: Vice President
Telephone: (212) 635-7842
Facsimile: (212) 635-6434

Address for Euro-Rate Funding if different from above:

Telephone:
Facsimile:
Telex:

     IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 6 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment $24,000,000	BANK OF AMERICA, N.A.
Long Term Revolving Credit Commitment Percentage	By: /s/Matthew J. Reilly
13.714285714%	Name: Matthew J. Reilly
Maximum Dollar Amount of Short Term Revolving Credit Commitment $24,000,000	Title: Vice President
Short Term Revolving Credit Commitment Percentage 13.714285714%

Address for notice purposes:

Bank of America, N.A.
231 South LaSalle Street
Chicago, IL 60697
Attention: Matthew J. Reilly
Title: Vice President
Telephone: (312) 828-7131
Facsimile: (312) 987-0303

Address for Euro-Rate Funding if different from above:

Bank of America Credit Services
901 Main St 14th Floor
Dallas, TX 75202
Attention: Betty Canales
Title: Customer Service Representative
Telephone: (214) 209-2131
Facsimile: (214) 290-8377

     IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 6 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment $12,500,000	FIFTH THIRD BANK
Long Term Revolving Credit Commitment	By: /s/Jeffery C. Shrader
Percentage	Name: Jeffery C. Shrader
7.142857142%	Title: Vice President
Maximum Dollar Amount of Short Term Revolving Credit Commitment $12,500,000
Short Term Revolving Credit Commitment Percentage 7.142857142%

Address for notice purposes:

337 South Main Street
Findlay, Ohio 45840
Attention: Jeffery C. Shrader
Title: Vice President
Telephone: (419) 424-8504
Facsimile: (419) 424-8547

Address for Euro-Rate Funding if different from above:

Telephone:
Facsimile:
Telex:

     IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 6 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment $7,500,000	SUNTRUST BANK
Long Term Revolving Credit Commitment	By: /s/William C. Humphries
Percentage	Name: William C. Humphries
4.285714285%	Title: Director
Maximum Dollar Amount of Short Term Revolving Credit Commitment $7,500,000
Short Term Revolving Credit Commitment Percentage 4.285714285%

Address for notice purposes:

SunTrust Bank
303 Peachtree Street
3rd Floor, Mail Code: 1928
Atlanta, GA 30308
Attention: William Humphries
Title: Director

Address for Euro-Rate Funding if different from above:

Telephone:
Facsimile:
Telex:

     IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 6 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment $12,500,000	KEYBANK NATIONAL ASSOCIATION
Long Term Revolving Credit Commitment	By: /s/Mary K. Young
Percentage	Name: Mary K. Young
7.142857142%	Title: Vice President
Maximum Dollar Amount of Short Term Revolving Credit Commitment $12,500,000
Short Term Revolving Credit Commitment Percentage 7.142857142%

Address for notice purposes:

KeyBank National Association
127 Public Square
Cleveland, Ohio 44114
Attention: Dianne F. Cox
Title: Relationship Associate

Address for Euro-Rate Funding if different from above:

Telephone:
Facsimile:
Telex:

     IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 6 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment $12,500,000	THE BANK OF NOVA SCOTIA
Long Term Revolving Credit Commitment	By: /s/V. Gibson
Percentage	Name: V. Gibson
7.142857142%	Title: Assistant Agent
Maximum Dollar Amount of Short Term Revolving Credit Commitment $12,500,000
Short Term Revolving Credit Commitment Percentage 7.142857142%

Address for notice purposes:

The Bank of Nova Scotia
181 W. Madison Street
Suite 3700
Chicago, Illinois 60602
Attention: Stephen Keelty
Title:

Address for Euro-Rate Funding if different from above:

The Bank of Nova Scotia
600 Peachtree Street
N.E. Suite 2700
Atlanta, Georgia 30308
Attention: George Wong
Title:

Telephone: (404) 877-1556
Facsimile: (404) 888-8998
Telex:

     IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 6 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment $12,500,000	ABN AMRO BANK, N.V.
Long Term Revolving Credit Commitment	By: /s/David C. Sagers
Percentage	Name: David C. Sagers
7.142857142%	Title: Group Vice President
Maximum Dollar Amount of Short Term
Revolving Credit Commitment	By: /s/John J. Mack
$12,500,000	Name: John J. Mack
Short Term Revolving Credit Commitment Percentage 7.142857142%	Title: Vice President

Address for notice purposes:

ABN AMRO Bank, N.V.
135 South LaSalle Street
Suite 625
Chicago, Illinois 60603
Attention: Robert Jury
Title:

Address for Euro-Rate Funding if different from above:

ABN AMRO Bank, N.V.
208 South LaSalle Street
Suite 1500
Chicago, Illinois 60604-1003
Attention: Loan Administration

Telephone: (312) 992-5152
Facsimile: (312) 992-5157
Telex:

TERM NOTE

$ ____________	Pittsburgh, Pennsylvania
_______________, 200_

     This Term Note (the “Note”) is executed and delivered under and pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of September 1, 2000, as amended (together with all further extensions, renewals, amendments, substitutions or replacements, the “Agreement”), by and among COOPER TIRE & RUBBER COMPANY, a Delaware corporation (the “Borrower”), the several Banks party thereto (collectively, the “Banks”) and PNC BANK, NATIONAL ASSOCIATION, as the agent (the “Agent”).

     FOR VALUE RECEIVED, the Borrower promises to pay to the order of ________ (the “Bank”), at the office of the Agent at One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222 on _____________, 200_, the principal sum of ______________________ and NO/100 DOLLARS ($ ____________ ) or the unpaid principal amount reflected on the loan account maintained by the Agent pursuant to Section 2.15 of the Agreement.

     Interest on the unpaid principal balance hereof shall be due and payable and calculated in accordance with the terms of the Agreement. The interest rate will be adjusted, when necessary and if appropriate, in accordance with the terms of the Agreement. Interest shall accrue at the interest rate or interest rates per annum specified in the Agreement until payment in full, notwithstanding entry of judgment on this Note. Interest payments shall be made at the office of the Agent set forth in the Agreement.

     All outstanding principal hereunder, together with all accrued and unpaid interest hereon and all outstanding Bank Indebtedness relating to Term Loan, shall be due and payable on _____________________, 200_.

     The Agent has opened, and maintains, on its books a Loan Account in the name of the Borrower with respect to the term loan evidenced hereby, repayments and prepayments of the principal balance hereof, and the computation and payment of interest and all other amounts due hereunder and under the Agreement. Absent manifest error, such Loan Account shall be conclusive and binding on the Borrower as to the amount at any time due hereunder and under the Agreement to the Agent and the Banks from the Borrower.

     This Note is one of the Term Notes referred to in the Agreement. Reference is made to the Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof. All of the terms, conditions, covenants, representations and warranties of the Agreement are incorporated herein by reference as if same were fully set forth herein. All capitalized terms which are used herein as defined terms but not defined herein and which are defined in the Agreement shall have the meanings given them in the Agreement.

     Upon the declaration of any Event of Default specified in the Agreement, the principal hereof and accrued interest hereon may become forthwith due and payable, all as provided in the Agreement.

     Demand, presentation, protest, notice of dishonor and notice of default are hereby waived.

     This Note is made under and governed by the laws of the Commonwealth of Pennsylvania without reference to the provisions thereof regarding conflicts of law.

     WITNESS the due execution hereof with the intent to be legally bound hereby.

ATTEST:	COOPER TIRE & RUBBER COMPANY

By:	By:
Name:	Name:
Title:	Title:

By:
Name:
Title:

2

Cooper Tire & Rubber Company and Affiliates
U.S.
January 1, 2002

     100 % owned unless otherwise noted

Date
Name	Employer ID #	Incorporated	Place

Cooper Tire & Rubber Company — PARENT	34-4297750	3/26/1930	DE

Admiral Heintz, Inc. — INACTIVE	34-1718743	8/26/1992	OH

Admiral Remco, Inc.	34-1416928	2/1/1984	OH

Admiral Retread Equipment, Inc.	34-1319752	11/3/1980	OH

Alga Investments Company	34-1645857	3/19/1990	GA

Cooper International Holding Corporation	75-2035615	4/22/1985	DE

CTB Services Inc.	34-1969510	8/31/2001	OH

Cooper International Trading Inc.	34-1969511	8/7/2001	OH

Cooper Receivables Corp.	34-1963215	8/8/2001	DE

Cooper-Standard Automotive Holding Company	34-1961805	7/6/2001	OH

Cooper-Standard Automotive Inc.	34-0549970	10/18/1927	OH

Cooper-Standard Automotive NC L.L.C	34-1972839	12/10/2001	NC

Cooper-Standard Automotive OH LLC	34-1972845	12/7/2001	OH

Cooper Technology Services, LLC	34-1961809	7/7/2001	OH

Cooper Tire & Rubber Foundation	23-7025013	?	OH

Cooper Tire Holding Company	34-1961810	7/6/2001	OH

Cooper Tire Texas LP	?	12/7/2001	TX

Craig Assembly Inc. (24% owned)	?	?	MI

Ilpea Equity, LLC (2.5% owned)	36-4376807	?	?

NISCO Holding Company	34-1611697	3/22/1989	DE

1

Nioshikawa Standard Company — Partnership	35-1763958	3/23/1989	IN

North American Rubber, Incorporated	35-1609926	7/13/1984	TX

Oliver Rubber Company	94-0732150	7/13/1996	CAC

RubberNetwork.com LLC (6.58% owned)	58-2592443	?	GA

Siebe Automotive North America de Mexico Holding LLC	51-0380442	12/10/1997	DE

Standard Products Co. Charitable Foundation — INACTIVE	34-1440117	?	OH

Stantech, Inc.	31-1384014	7/28/1992	DE

Sterling Investments Company	34-1821393	10/5/1995	DE

The Standard Products Funding Corporation — INACTIVE	38-3254198	9/29/1995	DE

Westborn Service Center, Inc.	38-1897448	11/20/1968	MI

2

Cooper Tire & Rubber Company and Affiliates
Non-U.S.
January 1, 2002

     100 % owned direct or indirect unless otherwise noted

Date
Name	Employer ID #	Incorp	Incorporated

BFNZ-ORC Limited (50% owned)	None	?	New Zealand

Bird Mould and Tool Company — INACTIVE	None	?	England

Cooper-Avon International Development Limited	None	12/12/66	England

Cooper-Avon Pneumatiques Sarl	None	12/12/95	France

Cooper-Avon Reifen (Deutschland) GmbH	None	07/22/74	Germany

Cooper-Avon (Suisse) SA	None	01/18/64	Switzerland

Cooper-Avon Tyres Limited	None	07/05/18	England

Cooper International Rubber, Limited	34-1479266	06/19/85	Jamaica

Cooper-Standard Automotive Brasil Fluid Systems Ltda	None	05/02/83	Brazil

Cooper-Standard Automotive Brasil Sealing Ltda	None	12/13/94	Brazil

Cooper-Standard Automotive Canada Limited	None	11/15/34	Canada

Cooper-Standard Automotive Deutschland GmbH	None	11/29/90	Germany

Cooper-Standard Automotive Espana, S.A.	None	03/02/94	Spain

Cooper-Standard Automotive France SA	None	01/19/93	France

Cooper Standard Automotive Italy S.r.l	None	?	None

Cooper-Standard Automotive Polska sp zo. o. — INACTIVE	None	01/25/00	Poland

Cooper-Standard Automotive South East Asia Pty. Ltd	None	05/02/41	Australia

Cooper-Standard Automotive UK Fluid Systems Limited	None	03/02/73	England

Cooper-Standard Automotive UK Sealing Limited	None	06/01/31	England

Cooper Tire International Trading Company	52-1442179	12/20/85	Cayman Islands

3

Cooper Tire & Rubber Brazil Ltda.	None	12/01/99	Brazil

Cooper Tire & Rubber Canada LP	None	08/01/01	Canada

Cooper Tire & Rubber Co (India) Private Ltd	None	?	India

Cooper Tire & Rubber International Trading Limited	None	09/28/01	Cayman Islands

Cooper Tyre & Rubber Company UK Limited	None	07/25/96	England

Cooper Tire & Rubber ULC1	None	05/30/01	Canada

Cooper Tire & Rubber ULC2	None	05/30/01	Canada

Coopermex, S.A. de C.V.	None	03/03/93	Mexico

Diorama Grundstucksverwaltungs Gmbh & Co	None	?	Germany

Huntingdon Rubber Company Limited — INACTIVE	None	01/01/31	England

Itatiaia Standard Industria e Comercio Ltda — INACTIVE	None	05/18/72	Brazil

Itatiaia Standard Industrial Ltda	None	02/15/85	Brazil

Jin Young Standard (49% owned)	None	?	Korea

Oliver Rubber Ltd. — INACTIVE	None	03/16/67	Canada

Rio Grande Servaas, S.A. de C.V.	None	11/18/80	Mexico

Siebe Automotive North America de Mexico S. de R.L. de C.V.	None	02/20/98	Mexico

Siebe Controls Czech Republic SRO	None	11/06/98	Czech Republic

Silent Channel Products Limited — INACTIVE	None	?	England

SPB Comercio e Participacoes Ltda.	None	05/25/95	Brazil

Standard Products de Mexico S.A. de C.V.	None	05/01/95	Mexico

Standard Products Foreign Sales Corporation Ltd. — INACTIVE	38-3472940	05/26/99	Barbados

Standard Products Mould & Tool Co. Limited	None	06/13/74	England

Standard Products Polska, sp. zo.o	None	12/17/97	Poland

Standard Products (UK) Limited — INACTIVE	None	?	England

Tecalemit (New Zealand) Pty. Ltd — INACTIVE	None	09/01/88	New Zealand

Technistan SNC — Partnership	None		France

The Standard Products Company (Europe) Limited — INACTIVE	None	?	England

4